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                      GROUP VARIABLE ANNUITY CONTRACTS
                           SEPARATE ACCOUNT ELEVEN
                            CHICAGO PUBLIC SCHOOLS
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-72042

   SUPPLEMENT DATED JANUARY 26, 2005 TO YOUR PROSPECTUS DATED MAY 3, 2004

INVESCO FUND - NAME CHANGE

Effective October 15, 2004, INVESCO Technology Fund changed its name to AIM Technology Fund. All references in the prospectus to "INVESCO Technology Fund" are deleted and replaced with "AIM Technology Fund."

A I M FUNDS - INVESTMENT ADVISER CHANGE

Effective October 1, 2004, the Investment Adviser to the A I M Fund changed. Under the section entitled "Investment Advisers," the paragraph describing the Investment Adviser for A I M Advisers, Inc. is deleted and replaced with the following:

   "AIM Advisors, Inc. is the investment advisor to the AIM Technology Fund and is responsible for its day-to-day management. AIM Advisors, Inc. is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the funds' operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds. AIM Advisors, Inc. has acted as an investment advisor since its organization in 1976. Today, AIM Advisors, Inc., together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives."

   THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5146